October 4, 2021

BNY MELLON INVESTMENT FUNDS VI

- BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Vassilis Dagioglu and Torrey Zaches, CFA are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018. Messrs. Dagioglu and Zaches are employed by Newton Investment Management North America, LLC (Newton), an affiliate of BNYM Investment Adviser. Mr. Dagioglu is Head of Asset Allocation Portfolio Management at Newton. Mr. Zaches is a portfolio manager at Newton. Messrs. Dagioglu and Zaches allocate the fund's assets among equity portfolio managers employed by Newton and fixed-income portfolio managers employed by Insight North America LLC (INA). The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), James A. Lydotes, CFA (September 2016), Matthew T. Jenkin (July 2020), Karen Behr (September 2021), Keith Howell (September 2021) and John R. Porter III (October 2021). David Bowser, CFA is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments, a position he has held since March 2008.

*********

The following information supersedes and replaces the information in the third and fourth paragraphs in the section "Fund Details – Management" in the prospectus:

Vassilis Dagioglu and Torrey Zaches, CFA are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018. Mr. Dagioglu is Head of Asset Allocation Portfolio Management at Newton. He has been employed by Newton or a predecessor company of Newton since 2000. Mr. Zaches is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1998.

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Matthew T. Jenkin, Karen Behr, Keith Howell and John R. Porter III, positions they have held since March 2007, December 2015, September 2016, July 2020, September 2021, September 2021 and October 2021, respectively. Mr. Ferguson is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1997. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1992. Mr. Lydotes is Deputy Chief Investment Officer at Newton. He has been employed by Newton or a predecessor company of Newton since 2005. Mr. Jenkin is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2015. Ms. Behr is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2008. Mr. Howell is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 2006. Mr. Porter is Chief Investment Officer and Head of Equity at Newton. He has been employed by Newton or a predecessor company of Newton since August 2016. David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-

income securities, a position he has held since 2008. Mr. Bowser is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2000.

6000STK1021

October 4, 2021

BNY MELLON INVESTMENT FUNDS VI
-BNY Mellon Balanced Opportunity Fund

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
John R. Porter[1]	5	$7.3B	2	$209M	14	$1.7B

[1]	Because Mr. Porter became a primary portfolio manager of BNYMBOF and BNYMRGF as of October 4, 2021, his information is as of August 31, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
John R. Porter	Other Accounts	1	$77M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
John R. Porter[1]	BNYMBOF	None
	BNYMRGF	None

1 Mr. Porter became a primary portfolio manager of BNYMBOF and BNYMRGF as of October 4, 2021, and, as of August 31, 2021, he did not own any shares of the funds.

GRP2-SAISTK-1021